ANNUAL REPORT
                               September 30, 2001

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.

                                                                October 30, 2001
Dear Fellow Shareholder:

  Equity investors were reintroduced to the concept of systemic risk in the third quarter. Systemic risk is when an unpredictable and typically exogenous event causes widespread losses in the stock market. We all know that event took place September 11th. In the third quarter, the S&P 500, Dow Jones Industrial Average, Russell 2000 and Nasdaq Composite retreated 15%, 15.8%, 21.1%, and 30.7% respectively. Your portfolio declined in the third quarter, although it did better than any of these indices, continuing the strong relative performance of recent periods. It is still up on the year, which is gratifying given the environment. While it is never pleasant going through difficult markets, these periods have typically provided exciting opportunities for long term investors. Later in this letter we will discuss a few of these ideas.

  A great number of shareholders have asked for our views of the September 11th tragedy and what to expect from an investment standpoint. Over the past few weeks we have read literally dozens of opinions of what to expect in the aftermath of these terrible events. What is clear is that nobody knows. But nobody ever knows what the future holds, so from this standpoint, nothing has changed. Equity investors are constantly faced with uncertainty and the price of this uncertainty is captured in a stock's valuation.

  Prior to September 11, stocks had already been transitioning from extraordinarily high valuations to lower ones. The tech bubble had burst, and investors were finally coming to grips with the fact that much of the growth over the late 1990s was illusory. You may recall in several letters over the past few years, we discussed the general decline in the quality of earnings. A recent study by the investment firm Sanford Bernstein suggests there really wasn't any acceleration of growth due to the "New Economy," once one-time items, options and other non-operating gains are excluded. S&P 500 earnings grew at about a 5% clip in the second half of the 1990s when adjusted, rather than the 9-10% reported. Moreover, a recent study by Multex, which was analyzed by the Wall Street Journal, showed that losses over the past four quarters in the Nasdaq erased over five years of earnings. Huge write-offs, combined with aggressive accounting and management's "spinning" of the numbers to please Wall Street was a game getting long in the tooth; confidence and thus earnings multiples had already begun to erode.

  We've tried to put the terrorist attacks into a broader context. The so-called peace dividend that existed in the 1990s may have been a bit inflated. While the fall of the Berlin Wall in 1989 did usher in a wave of capitalism and democracy, it came with increased risks. Formerly repressed regions gained titular freedom and sovereignty, yet were highly unstable. The Gulf War victory created the illusion that the USA could muster a coalition to smote renegade countries and dictators. Anti-Americanism grew dramatically in the aftermath of the Gulf War. While the risks from renegade dictators and terrorists increased throughout the 1990s, earnings multiples did not reflect this. In fact, it was just the opposite as U.S. investors focused on strong economic growth, global trade and the flowering of technology. Complacency reigned. Of course, this is a gross simplification, but now one has the recognition of the risks that existed all the time. Earnings multiples have been moving lower to reflect this changed perception.

  Bear markets tend to make investors more negative than they should. They are the mirror image of a bull market. Earnings multiples went to extraordinary levels in the 1990s based on a misperception of risk. More recently investors are jumping to the other side of the boat. Yet despite growing negativism, we see a number of developments that make us more optimistic about the long term; specifically, low interest rates, low inflation, low inventories and more rational cost structures. Weaker players with diminished balance sheets are merging, selling assets, or filing Chapter 11. This is a positive for the survivors. Incrementally, the portfolio is adding some exposure to more economically sensitive areas, technology and financials.

  As is our custom for the October letter, we highlight a few of your portfolio holdings.

MANPOWER INC.

  Manpower is a world leader in the temporary help business. It is based here in Milwaukee and in this case, familiarity breeds respect. We are confident in the management and their long-term outlook. It is a good business, characterized by relatively high return on capital and a growing market share of total employment. Manpower is a global brand name and the Company has extended its footprint dramatically in recent years. Major growth opportunities exist in Germany, Scandinavia and Japan. Europe accounts for 66% of its revenues, with roughly half of this coming from France. The temporary help industry was virtually nonexistent in Germany until recent law changes. It is essentially virgin territory for growth. Attitudes in Japan have also changed dramatically in recent years and that region appears poised for growth.

  Our interest in Manpower at this stage of the economic cycle might seem curious. Every day we are reading about layoffs, plant closures and weak economic growth. Temporary workers often get hit the worst in this scenario. We readily recognize that Manpower is unlikely to hit consensus estimates for the near term. Yet we are attracted by the valuation and the leverage to a rebounding economy. At less than 14 times depressed earnings, with a solid balance sheet and tremendous earnings leverage, the stock is attractive. We also like the fact that this is a good way to play a better economy, which we feel is likely to be the case sometime in the not-to-distant future. Manpower is not terribly capital intensive, its service is not subject to heavy discounting and it is quick to experience an upturn when economic activity accelerates.

ROCKWELL INTERNATIONAL CORP.

  Despite its relatively modest market capitalization, Rockwell is a $4 billion global leader in industrial automation, power systems and service. The industrial automation products include controllers, I/O systems, sensors, software and service. Power systems include drives, motors, gear reducers and power devices. These products are used by manufacturers to power and control their processes. Rockwell has a $650 million service business that is growing nicely. The Allen-Bradley, Dodge and Reliance Electric brands are strong and the Company has the number one share in the USA and a number two share worldwide. Rockwell has an installed base of $20-25 billion, which we feel the Company can leverage with new products and services over time.

  Don Davis, the CEO of Rockwell, recently stated that the worldwide manufacturing sector was "the worst I have ever seen." Like many manufacturers, Rockwell has repeatedly missed estimates and recently announced a second round of layoffs, in addition to several plant rationalizations. Other than energy, the Company's end markets are weak virtually across the board. We obviously can't predict when the worldwide manufacturing sector will rebound, but we believe it will. Your portfolio has benefited in recent years from a fairly defensive posture and we feel the time is right to add a few stocks that have a little more economic sensitivity. Rockwell has a durable business franchise. Despite the current weakness, the Company should generate $225 million in free cash flow before $120 million in dividends. The valuation is attractive at less than 15 times highly depressed earnings and the stock yields 5%. Additionally, we believe the Company is an attractive acquisition candidate.

PARAMETRIC TECHNOLOGY CORP.

  Parametric Technology is a leading software and service company whose products aid manufacturers in the development, design, simulation and collaboration of new products. The Company's mechanical computer aided design product, Pro/Engineer, has over 31,000 customers and generates $700 million in revenues. It is one of the leading engineering tools to many of the top corporations around the world. Although Pro/Engineer is a relatively mature product, it nonetheless should experience reasonable growth and outstanding cash generation. $325 million of ProEngineer's revenues are steady maintenance software sales. Parametric's Windchill solution has emerged as a leading collaborative software application, an area that is in the early stages of growth. This area leverages Parametric's large installed customer base with a product that allows customers and manufacturers to collaboratively develop products, decrease the time to market and manage the entire life cycle digitally over the Internet. Software and service revenues derived from Windchill approximate $200-$250 million annually, which is a significant increase from $13 million just three years ago.

  We like Parametric because of the current valuation, strong balance sheet and above average long-term growth opportunity. At current prices we believe that investors are getting the base ProEngineer business for approximately 10 times earnings (excluding revenues and investments in Windchill). The Company's balance sheet is very strong with over $275 million in cash and no debt. Additionally, despite a brutal environment, the Company continues to generate cash from operations. Finally, we like the prospects of Windchill on a longer-term basis and feel we are obtaining this business "for free."

STONE ENERGY CORP.

  Stone is a high-quality exploration and production company focused mainly on the Gulf of Mexico coast (both onshore and shallow water). Stone is really more of an exploitation rather than an exploration company. They are smart operators and get their money out quickly. The Company typically acquires mature (low current production) properties that were previously cash cows for the prior operator. Stone does its homework, generally with newer seismic data, and targets more optimal drilling, such as an updip location on a known producing sand. Often, multiple sands are objectives in a single well. Sometimes, Stone will target a deep exploratory zone with home run potential. If a home run is not hit, the Company is usually still left with a single, upon completing the well in shallower sands. Stone's completion success rates are high at 75-80%. The Company is conservative in both the booking of reserves and the use of its balance sheet.

  Stone has become an interesting investment idea for at least three reasons. First, the downturn in the economy and decline in the price of natural gas and oil have hammered the stock by over 50%. At 3.5 times cash flow, the valuation is compelling. Second, we believe this Company will benefit from not only a rebound in the economy, but from successfully exploiting the prospects they acquired in the Basin acquisition earlier this year. Third, strong cash flow should enable the Company to be nearly debt free within a couple of quarters. With these characteristics and deals finally taking place in the E&P sector, Stone could be acquired.

  The Board of Directors has declared a distribution from net short-term capital gains of $0.20777, which will be treated as ordinary income, and $1.97752 from net long-term capital gains. Your distribution confirmation is enclosed.

  With our strong emphasis on valuation, we are frequently asked why the "Capital Growth Fund" name. While we see no inconsistency since we are striving for growth of capital through investing in undervalued stocks, WE HAVE CHANGED THE NAME OF THE FUND TO FMICOMMON STOCK FUND, INC. EFFECTIVE DECEMBER 15, 2001.

  Thank you for your continued support of Fiduciary Capital Growth Fund, Inc. (or should we say, FMI Common Stock Fund, Inc.?).

Sincerely,

   /s/ Ted D. Kellner      /s/ Donald S. Wilson       /s/ Patrick J. English

   Ted D. Kellner, C.F.A   Donald S. Wilson, C.F.A    Patrick J. English, C.F.A.
   President               Vice President             Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

Fiduciary Capital Growth Fund, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

During the fiscal year ended September 30, 2001, the Fiduciary Capital Growth Fund (the "Fund") had a total return of 11.0%. The performance of the Fund was driven by a rebound in many low valuation stocks and defensive issues, particularly in the health care area. Early in the fiscal year, insurance stocks boosted performance before they faded in the second half of the year.
The stock market continued to be highly volatile, with many strong but short-lived rallies followed by precipitous falls. Most major indices show that U.S. stocks are in a "bear market." The Nasdaq declined 59% in the year ended September 30, 2001 as the unwinding of the technology bubble continued. However, valuations today remain well-above historical standards. The Russell 2000 Index of small company stocks declined 21% in the fiscal year ended September 30, 2001. Many smaller technology stocks also declined, driving the Index into negative territory. Valuations in the Russell 2000 are now well within normal historical ranges. For the year ended September 30, 2001, the Fund's performance was driven both by earnings growth and P/E multiple expansion of the companies held by the Fund. The earnings growth of the portfolio companies approximated 7%, while the P/E multiple expansion accounted for the remaining 4% of total return. In contrast, overall corporate earnings were down in the fiscal year ended September 30, 2001.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                FIDUCIARY CAPITAL GROWTH FUND, NASDAQ COMPOSITE
                 INDEX(1)<F1> AND THE RUSSELL 2000 INDEX(2)<F2>


                    Fiduciary       Nasdaq         Russell
                    Capital         Composite      2000
      date          Growth Fund     Index          Index

      9/30/91       $10,000         $10,000        $10,000
      9/30/92       $11,530         $11,080        $10,900
      9/30/93       $13,848         $14,504        $14,508
      9/30/94       $14,415         $14,533        $14,726
      9/30/95       $17,688         $19,837        $18,171
      9/30/96       $19,934         $23,329        $20,552
      9/30/97       $27,588         $32,053        $27,375
      9/30/98       $22,727         $32,207        $22,168
      9/30/99       $26,450         $52,218        $26,396
      9/30/2000     $31,304         $69,836        $32,570
      9/30/2001     $34,747         $28,499        $25,662

Past performance is not predictive of future performance.

                          AVERAGE ANNUAL TOTAL RETURN

                      1-YEAR                        11.0%
                      5-YEAR                        11.8%
                      10-YEAR                       13.3%

  (1)<F1> NASDAQ Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

  (2)<F2> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service market of the Frank Russell Company.

Fiduciary Capital Growth Fund, Inc.

REPORT OF INDEPENDENT ACCOUNTANTS

100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI  53202

October 29, 2001

To the Shareholders and Board of Directors of Fiduciary Capital Growth Fund, Inc.

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fiduciary Capital Growth Fund, Inc. (the "Fund") at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

  /s/ PricewaterhouseCoopers LLP

Fiduciary Capital Growth Fund, Inc.

STATEMENT OF NET ASSETS
September 30, 2001

   Shares or                                                    Quoted
   Principal                                                    Market
   Amount                                         Cost          Value
   ---------                                      ----         -------

LONG-TERM INVESTMENTS -- 90.3% (A)<F4>
COMMON STOCKS -- 86.3% (A)<F4>

            CHEMICAL/SPECIALTY MATERIALS -- 5.9%
    31,400  Cambrex Corp.                  $     749,817    $  1,052,842
    30,100  Great Lakes Chemical Corp.           865,879         665,210
    23,200  Minerals Technologies Inc.           894,569         875,568
    10,700  Sigma-Aldrich Corp.                  241,906         483,640
                                             -----------     -----------
                                               2,752,171       3,077,260
            CONSUMER SERVICES -- 2.3%
    30,600  H & R Block, Inc.                    444,509       1,179,936

            DISTRIBUTION -- 3.0%
    75,170  Arrow Electronics, Inc.*<F3>       1,660,427       1,568,046

            ENERGY/ENERGY SERVICES -- 1.7%
    27,800  Stone Energy Corp.*<F3>            1,057,584         895,160

            HEALTH INDUSTRIES -- 11.4%
    43,700  Apogent Technologies
              Inc.*<F3>                          217,391       1,044,430
    37,600  DENTSPLY
              International Inc.                 594,550       1,727,344
    44,500  IDEXX Laboratories, Inc.*<F3>        933,919       1,039,965
    33,300  Renal Care Group, Inc.*<F3>          670,153       1,024,641
    58,900  Sybron Dental
              Specialties, Inc.*<F3>             748,880       1,095,540
                                             -----------     -----------
                                               3,164,893       5,931,920

            INDUSTRIAL SERVICES -- 4.2%
   134,000  Republic Services, Inc.*<F3>       1,732,769       2,170,800

            INSURANCE -- 12.2%
    60,800  Delphi Financial Group, Inc.       1,931,745       2,055,040
     7,600  MGIC Investment Corp.                263,682         496,584
    89,000  Old Republic
              International Corp.              1,248,968       2,332,690
    50,400  Protective Life Corp.              1,605,460       1,461,600
                                             -----------     -----------
                                               5,049,855       6,345,914

            MISCELLANEOUS-BUSINESS SERVICES -- 8.9%
    80,000  G & K Services, Inc.               2,090,618       2,124,000
    58,200  Keane, Inc.*<F3>                     653,743         794,430
    45,200  Manpower Inc.                      1,479,875       1,190,116
   124,000  Modis Professional
              Services, Inc.*<F3>                716,001         496,000
                                             -----------     -----------
                                               4,940,237       4,604,546

            MISCELLANEOUS-CONSUMER MANUFACTURING -- 5.4%
    37,900  Liz Claiborne, Inc.                1,585,312       1,428,830
   107,300  Paxar Corp.*<F3>                   1,055,020       1,368,075
                                             -----------     -----------
                                               2,640,332       2,796,905

            PAPER/PACKAGING -- 3.1%
    51,500  AptarGroup, Inc.                   1,239,940       1,637,700

            PRINTING/PUBLISHING/FORMS -- 1.8%
    28,500  ProQuest Co.*<F3>                    837,416         937,650

            PRODUCER MANUFACTURING -- 4.1%
    59,000  Regal-Beloit Corp.                   731,582       1,076,750
    71,900  Rockwell International Corp.       1,104,420       1,055,492
                                             -----------     -----------
                                               1,836,002       2,132,242

            REAL ESTATE -- 2.8%
    78,300  Security Capital Group Inc.
              CL B*<F3>                        1,418,822       1,464,993

            RETAIL TRADE -- 9.2%
   150,000  Big Lots, Inc.                     2,070,551       1,243,500
   142,300  Casey's General Stores, Inc.       1,198,677       1,691,947
    67,000  Family Dollar Stores, Inc.         1,084,100       1,843,840
                                             -----------     -----------
                                               4,353,328       4,779,287

            SOFTWARE/SERVICES -- 2.7%
   109,100  Parametric Technology Corp.*<F3>     531,590         566,229
    36,400  SunGard Data Systems Inc.*<F3>       585,367         850,668
                                             -----------     -----------
                                               1,116,957       1,416,897

            TELECOMMUNICATIONS -- 5.5%
    58,700  CenturyTel, Inc.                   1,876,971       1,966,450
    60,000  WorldCom, Inc. - MCI Group         1,091,118         913,800
                                             -----------     -----------
                                               2,968,089       2,880,250

            UTILITIES -- 2.1%
    49,200  Wisconsin Energy Corp.             1,157,007       1,107,000
                                             -----------     -----------
                Total common stocks           38,370,338      44,926,506

REITS -- 4.0% (A)<F4>
    98,700  Prologis Trust                     2,039,791       2,082,570
                                             -----------     -----------
                Total long-term
                  investments                 40,410,129      47,009,076

SHORT-TERM INVESTMENTS -- 13.2% (A)<F4>

            COMMERCIAL PAPER -- 1.9%
$1,000,000  Galaxy Funding, Inc.,
              3.25%, due 10/01/01              1,000,000       1,000,000

            VARIABLE RATE DEMAND NOTES -- 11.3%

 2,583,937  American Family
             Financial Services                2,583,937       2,583,937
 2,600,000  Firstar Bank U.S.A., N.A.          2,600,000       2,600,000
   670,000  Wisconsin Corporate Central
              Credit Union                       670,000         670,000
                                             -----------     -----------
              Total variable rate
                demand notes                   5,853,937       5,853,937
                                             -----------     -----------
              Total short-term
                investments                    6,853,937       6,853,937
                                             -----------     -----------
              Total investments              $47,264,066      53,863,013
                                             -----------     -----------
            Liabilities, less cash and
              receivables -- (3.5%)(A)<F4>                   (1,813,905)
                                                             -----------
              NET ASSETS                                     $52,049,108
                                                             -----------
                                                             -----------
            Net Asset Value Per Share
              ($0.01 par value 10,000,000
              shares authorized), offering
              and redemption price
              ($52,049,108 / 2,655,332
              shares outstanding)                                 $19.60
                                                                  ------
                                                                  ------
  * Non-income producing security.

(a) Percentages for the various classifications relate to net assets.


  The accompanying notes to financial statements are an integral part of this statement.

Fiduciary Capital Growth Fund, Inc.

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2001

INCOME:
     Dividends                                    $  478,737
     Interest                                        152,924
                                                  ----------
            Total income                             631,661
                                                  ----------
EXPENSES:
     Management fees                                 459,359
     Administrative services                          40,624
     Professional fees                                27,991
     Registration fees                                26,038
     Transfer agent fees                              24,407
     Printing and postage expense                     14,457
     Custodian fees                                   11,928
     Board of Directors fees                           2,300
     Other expenses                                   23,054
                                                  ----------
            Total expenses                           630,158
                                                  ----------
NET INVESTMENT INCOME                                  1,503
                                                  ----------
NET REALIZED GAIN ON INVESTMENTS                   5,978,086
NET DECREASE IN UNREALIZED APPRECIATION
  ON INVESTMENTS                                   (856,475)
                                                  ----------

NET GAIN ON INVESTMENTS                            5,121,611
                                                  ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                 $5,123,114
                                                  ----------
                                                  ----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2001 and 2000

                                                   2001              2000
                                                   ----              ----
OPERATIONS:
     Net investment income (loss)            $    1,503       $   (87,835)
     Net realized gain on investments         5,978,086         2,896,108
     Net (decrease) increase in\
       unrealized appreciation on
       investments                             (856,475)        4,458,075
                                            -----------       -----------
          Net increase in net assets
            resulting from operations         5,123,114         7,266,348
                                            -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net
       realized gains ($1.07157 and
       $0.43172 per share, respectively)     (2,701,969)*<F5>  (1,033,403)
                                            -----------       -----------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued
       (775,709 and 560,103 shares,
       respectively)                         15,509,371         9,479,394
     Net asset value of shares issued
       in distributions (150,846 and
       64,902 shares, respectively)           2,571,631           964,443
     Cost of shares redeemed (775,461
       and 517,353 shares, respectively)    (15,468,377)       (8,776,240)
                                            -----------       -----------
          Net increase in net assets
            derived from Fund share
            activities                        2,612,625         1,667,597
                                            -----------       -----------
          TOTAL INCREASE                      5,033,770         7,900,542

NET ASSETS AT THE BEGINNING OF THE YEAR      47,015,338        39,114,796
                                            -----------       -----------

NET ASSETS AT THE END OF THE YEAR           $52,049,108       $47,015,338
                                            -----------       -----------
                                            -----------       -----------

*<F5>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

Fiduciary Capital Growth Fund, Inc.
FINANCIAL HIGHLIGHTS

(Selected Data for each share of the Fund outstanding throughout each year)


                                            YEARS ENDED SEPTEMBER 30,
                                     ---------------------------------------

                                     2001     2000    1999     1998    1997
                                     ----     ----    ----     ----    ----
PER SHARE OPERATING
  PERFORMANCE:

Net asset value, beginning of year   $18.77  $16.32   $18.49   $26.53   $21.76
                                     ------  ------   ------   ------   ------
Income from investment operations:
   Net investment income (loss)        0.00   (0.03)   (0.03)   (0.02)    0.03
   Net realized and unrealized
     gains (losses) on investments     1.90    2.91     2.57    (4.15)    7.39
                                     ------  ------   ------   ------   ------
Total from investment operations       1.90    2.88     2.54    (4.17)    7.42

Less distributions:
   Dividends from net
     investment income                --      --       --       (0.01)   (0.15)
   Distributions from net
     realized gains                   (1.07)  (0.43)   (4.71)   (3.86)   (2.50)
                                     ------  ------   ------   ------   ------
Total from distributions              (1.07)  (0.43)   (4.71)   (3.87)   (2.65)
                                     ------  ------   ------   ------   ------
Net asset value, end of year         $19.60  $18.77   $16.32   $18.49   $26.53
                                     ------  ------   ------   ------   ------
                                     ------  ------   ------   ------   ------
TOTAL INVESTMENT RETURN               11.0%   18.4%    16.4%   (17.6%)   38.4%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (in 000's $)                      52,049   47,015   39,115   39,047  52,678
Ratio of expenses to average
  net assets                           1.2%    1.2%     1.3%     1.2%     1.2%
Ratio of net investment
  income (loss)
  to average net assets                0.0%   (0.2%)   (0.2%)   (0.1%)    0.1%
Portfolio turnover rate               46.8%   46.7%    75.9%    54.3%    60.7%

  The accompanying notes to financial statements are an integral part of this statement.

Fiduciary Capital Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
September 30, 2001

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

   The following is a summary of significant accounting policies of the Fiduciary Capital Growth Fund, Inc. (the "Fund"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940. The Fund was incorporated under the laws of Wisconsin on July 29, 1981. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

 (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts as reported on the statement of net assets are substantially the same for Federal income tax purposes.

 (b) Net realized gains and losses on common stock are computed on the identified cost basis.

 (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

 (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

 (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

 (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

 (g) The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

   The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1% of the daily net assets up to and including $30,000,000 and 0.75% of the daily net assets of the Fund in excess of $30,000,000. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of the daily net assets up to and including $30,000,000 and 0.05% of the daily net assets of the Fund in excess of $30,000,000.

(3)  DISTRIBUTION TO SHAREHOLDERS --

   Net investment income and net realized gains, if any, are distributed to shareholders. On October 29, 2001, the Fund will distribute $559,516 from net short-term realized gains ($0.20777 per share) and $5,325,360 from long-term realized gains ($1.97752 per share). The distributions will be paid on October 30, 2001 to shareholders of record on October 26, 2001.

(4)  INVESTMENT TRANSACTIONS --

   For the year ended September 30, 2001, purchases and proceeds of sales of investment securities (excluding short-term investments) were $22,668,323 and $26,335,708, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

   As of September 30, 2001, liabilities of the Fund included the following:

      Payable to brokers for
        investments purchased                       $     470,991
      Payable to FMI for management
        and administrative fees                            41,123
      Other liabilities                                    27,337

(6)   SOURCES OF NET ASSETS --

   As of September 30, 2001, the sources of net assets were as follows:

      Fund shares issued and outstanding              $39,617,698
      Net unrealized appreciation on investments        6,598,947
      Accumulated net realized gains on investments     5,832,463
                                                      -----------
                                                      $52,049,108
                                                      -----------
                                                      -----------

   Aggregate net unrealized appreciation as of September 30, 2001, consisted of the following:

      Aggregate gross unrealized appreciation        $  9,802,903
      Aggregate gross unrealized depreciation         (3,203,956)
                                                     ------------
          Net unrealized appreciation                $  6,598,947
                                                     ------------
                                                     ------------

(7)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED) --

   In early 2001, shareholders received information regarding all distributions paid to them by the Fund during the fiscal year ended September 30, 2001. The Fund hereby designates the following amounts as long-term capital gains distributions.

      Capital gains taxed at 20%                     $  1,054,717

   The percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended September 30, 2001 was 20%.


                      FIDUCIARY CAPITAL GROWTH FUND, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                 PAUL S. SHAIN
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Fiduciary Capital Growth Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.